                                                                   EXHIBIT 10.33


PREPARED BY AND
WHEN RECORDED RETURN TO:
VINSON & ELKINS L.L.P.
First City Tower, Suite 3562
1001 Fannin Street
Houston, TX 77002-6760
Attn: Linda Daugherty


               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


                                      FROM


                           QUEEN SAND RESOURCES, INC.


                                       TO


                          JAMES A. WHITMORE, AS TRUSTEE


                                       AND


                                BANK OF MONTREAL,
                                    AS AGENT,


                               FOR THE BENEFIT OF

                      FOR THE LENDERS AS HEREAFTER DEFINED




A CARBON, PHOTOGRAPHIC, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE AGENT TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS) AND WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO. THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO AND WITH A CLERK OF COURT (OR, AS TO ORLEANS PARISH, THE RECORDER OF MORTGAGES) IN ANY PARISH IN THE STATE OF LOUISIANA. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBIT A HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED AND WITH A CLERK OF COURT (OR, AS TO ORLEANS PARISH, THE RECORDER OF MORTGAGES) IN ANY PARISH IN THE STATE OF LOUISIANA. THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

THIS IS DEEMED TO BE A LINE OF CREDIT MORTGAGE UNDER THE PROVISIONS OF SECTION 48-7- 4 N.M.S.A.

                                TABLE OF CONTENTS



                                    ARTICLE I

                     Grant of Lien and Indebtedness Secured

Section 1.01      Grant of Liens..........................................   1
Section 1.02      Grant of Security Interest..............................   4
Section 1.03      Indebtedness Secured....................................   4
Section 1.04      Fixture Filing, Etc.....................................   5
Section 1.05      Pro Rata Benefit........................................   5
Section 1.06      Defined Terms...........................................   6

                                   ARTICLE II

                            Assignment of Production

Section 2.01      Assignment..............................................   6
Section 2.02      Rights Under Certain Lien Statutes......................   6
Section 2.03      No Modification of Payment Indebtedness.................   7
Section 2.04      Payments to Mortgagor...................................   7

                                   ARTICLE III

                    Representations, Warranties and Covenants

Section 3.01      Title...................................................   7
Section 3.02      Defend Title............................................   7
Section 3.03      Not a Foreign Person....................................   8
Section 3.04      Power to Create Lien and Security.......................   8
Section 3.05      Revenue and Cost Bearing Interest.......................   8
Section 3.06      Rentals Paid; Leases in Effect..........................   8
Section 3.07      Operation By Third Parties..............................   8
Section 3.08      Abandon, Sales..........................................   8
Section 3.09      Failure to Perform......................................   8
Section 3.10      Operation of Mortgaged Property, Etc....................   9

                                   ARTICLE IV

                               Rights and Remedies

Section 4.01      Event of Default........................................  10
Section 4.02      Foreclosure and Sale....................................  10
Section 4.03      Substitute Trustees and Agents..........................  11
Section 4.04      Judicial Foreclosure; Receivership......................  11
Section 4.05      Foreclosure for Installments............................  11
Section 4.06      Separate Sales..........................................  12
Section 4.07      Possession of Mortgaged Property........................  12
Section 4.08      Occupancy After Foreclosure.............................  12
Section 4.09      Remedies Cumulative, Concurrent and Nonexclusive........  12

Section 4.10      No Release of Indebtedness....................................     13
Section 4.11      Release of and Resort to Mortgaged Property...................     13
Section 4.12      Waiver of Redemption, Notice and Marshalling of Assets, Etc...     13
Section 4.13      Discontinuance of Proceedings.................................     14
Section 4.14      Application of Proceeds.......................................     14
Section 4.15      Resignation of Operator.......................................     14
Section 4.16      INDEMNITY.....................................................     14
Section 4.17      Power of Sale in Oklahoma.....................................     15

                                    ARTICLE V

                                   The Trustee

Section 5.01      Duties, Rights, and Powers of Trustee.........................     15
Section 5.02      Successor Trustee.............................................     15
Section 5.03      Retention of Moneys...........................................     16

                                   ARTICLE VI

                                  Miscellaneous

Section 6.01      Instrument Construed as Mortgage, Etc.........................     16
Section 6.02      Release of Lien...............................................     16
Section 6.03      Severability..................................................     16
Section 6.04      Successors and Assigns of Parties.............................     17
Section 6.05      Satisfaction of Prior Encumbrance.............................     17
Section 6.06      Subrogation of Trustee........................................     17
Section 6.07      Nature of Covenants...........................................     17
Section 6.08      Notices.......................................................     17
Section 6.09      Counterparts..................................................     17
SECTION 6.10      GOVERNING LAW.................................................     17
Section 6.11      Financing Statement; Fixture Filing...........................     18
SECTION 6.12      EXCULPATION PROVISIONS........................................     19
Section 6.13      No Paraph.....................................................     19

                                   ARTICLE VII

                          Special Louisiana Provisions

Section 7.01      Maximum Amount................................................     19
Section 7.02      Keeper........................................................     19
Section 7.03      Confession of Judgment........................................     19
Section 7.04      Waivers.......................................................     20

                                  ARTICLE VIII

                         Special Mississippi Provisions

Section 8.01      Mortgaged Property............................................     20

Exhibit A         - Mortgaged Property

               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


         THIS MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") is entered into as of the effective time and date hereinafter stated (the "Effective Date") by QUEEN SAND RESOURCES, INC., a Nevada corporation with principal offices at 3500 Oak Lawn Drive, Suite 380, Dallas, Texas 75219 ("Mortgagor"), for the benefit of BANK OF MONTREAL, as Agent, with offices at 700 Louisiana, Suite 4400, Houston, Texas 77002, (together with any successor agents, "Agent") for the Lenders (hereinafter defined), and for the benefit of the Lenders.

                                R E C I T A L S:

         A. On even date herewith, Mortgagor, the lenders signatory to the Credit Agreement (as hereinafter defined) (together with any lenders that become a party under the terms of the Credit Agreement collectively, the "Lenders"), and the Agent have entered into that certain Credit Agreement (as the same may be amended, modified, supplemented or restated from time to time, the "Credit Agreement") pursuant to which the Lenders have made or agreed to make certain advances to and on behalf of the Mortgagor.

         B. The Lenders have conditioned their obligations under the Credit Agreement upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.

         C. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees as follows:

                                    ARTICLE I

                     Grant of Lien and Indebtedness Secured

         Section 1.01 Grant of Liens. To secure payment of the Indebtedness (as hereinafter defined) and the performance of the covenants and obligations of Mortgagor under the Loan Documents, Mortgagor does by these presents hereby (i) GRANT, BARGAIN, SELL, ASSIGN, SET OVER, TRANSFER and CONVEY unto JAMES A. WHITMORE, as Trustee, whose address for notice hereunder is 700 Louisiana, Suite 4400, Houston, Texas 77002 ("Trustee") and the Trustee's successors and substitutes in trust hereunder with power of sale, for the use and benefit of Agent and the Lenders, all of the following described real and personal property, rights, titles, interests and estates which are located in (or cover properties located in) the State of Texas or which are located within (or cover properties located within) the offshore area over which the United States of America asserts jurisdiction and to which the laws of any such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby (the "Deed of Trust Mortgaged Property") and (ii) GRANT, MORTGAGE, PLEDGE, HYPOTHECATE AND A GRANT A POWER OF SALE to Agent, for its benefit and the benefit of the Lenders, with respect to, all of the following described real and personal property, rights, titles, interests and estates which were not granted to Trustee in clause (i) above (the "Other Mortgaged Property"):

         (a) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to the oil and gas leases and/or oil, gas and other mineral leases, operating rights, and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A hereto (collectively, the "Hydrocarbon Property"), and specifically, but without limitation, the undivided interests of Mortgagor which are more particularly described on attached Exhibit A, even though the interest of the Mortgagor in such Hydrocarbon Property may be incorrectly described in Exhibit A hereto.

         (b) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to (i) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Mortgage or which relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on attached Exhibit A or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (as hereinafter defined) from or attributable to such Hydrocarbon Property or interests; (iv) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property (as hereinafter defined), the Hydrocarbons, or any other item of Property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; and (v) the Hydrocarbon Property described on attached Exhibit A and covered by this Mortgage even though Mortgagor's interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or Mortgagor's interests therein be omitted; it being intended by Mortgagor and Agent herein to cover and affect hereby all interests which Mortgagor may now own or may hereafter acquire in and to the Hydrocarbon Property notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

         (c) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively, the "Hydrocarbons") in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein which are subjected or required to be subjected to the Liens and security interests of this Mortgage.

         (d) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Property, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Mortgagor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, platforms, risers, templates, pipelines, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, yard inventory, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

         (e) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien and security interest hereof by Mortgagor or by anyone on Mortgagor's behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder.

         (f) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances (as hereinafter defined in Section 3.01) to which any of the Hydrocarbon Property rights, titles, interests or estates are subject, or otherwise; all rights of Mortgagor to Liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those Liens and security interests provided in Tex. Bus. & Com. Code Ann. Section 9.319 (Tex. UCC) (Vernon Supp. 1989), as amended from time to time, or similar statute of any states in which the Mortgaged Property is located; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests or estates.

         (g) All accounts, contract rights, inventory, general intangibles, insurance contracts and insurance proceeds constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (f) above and all proceeds and products of all such portions of the Mortgaged Property and payments in lieu of production (such as "take or pay" payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

         Any fractions or percentages specified on attached Exhibit A in referring to Mortgagor's interests are solely for purposes of the warranties made by Mortgagor pursuant to Sections 3.01 and 3.05 hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on said Exhibit A.

         TO HAVE AND TO HOLD (i) the Deed of Trust Mortgaged Property unto the Trustee and to his successors and assigns forever and (ii) the Other Mortgaged Property unto Agent, and Agent's successors and assigns to secure the payment of the Indebtedness (hereinafter defined) and to secure the performance of the covenants, agreements, and obligations of the Mortgagor contained herein and in the other Security Instruments, subject only to Permitted Encumbrances as hereinafter defined. The Deed of Trust Mortgaged Property and the Other Mortgaged Property being herein sometimes collectively called the "Mortgaged Property."

         Section 1.02 Grant of Security Interest. To further secure the Indebtedness, Mortgagor hereby grants to Agent, for its benefit and the benefit of the Lenders, a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles, insurance contracts, insurance proceeds, inventory, Hydrocarbons, fixtures and any and all other personal or movable property of any kind or character defined in and subject to the Uniform Commercial Code presently in effect in the jurisdiction in which the Mortgaged Property is situated ("Applicable UCC"), including all replacements and substitutions for the Mortgaged Property and all accessions thereto and the proceeds and products from any and all of such personal property (the "Collateral"). Upon the occurrence and continuation of any Event of Default, Agent is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the personal property and fixtures in which Agent has been granted a security interest herein, or the Trustee or Agent may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Mortgage in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or Agent under any other provision of this Mortgage or under any other Security Instrument. Written notice mailed to Mortgagor as provided herein at least ten (10) days prior to the date of public sale of any part of the Mortgaged Property which is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice.

         Section 1.03 Indebtedness Secured. This Mortgage is executed and delivered by Mortgagor to secure and enforce the following (the "Indebtedness"):

         (a) (i) Payment of and performance of any and all indebtedness, obligations and liabilities of the Mortgagor pursuant to the Credit Agreement, whether now existing or hereafter arising, including without limitation, the promissory notes executed by the Mortgagor payable to the order of the Lenders and being in the aggregate principal amount of $75,000,000 with final maturity on or before August 1, 2003, and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part and (ii) all reimbursement obligations under any Letters of Credit issued under the Credit Agreement.

         (b) Any sums which may be advanced or paid by Agent and/or the Lenders under the terms hereof or of the Credit Agreement on account of the failure of the Mortgagor to comply with the covenants contained herein or in the Credit Agreement; and all other indebtedness of Mortgagor arising pursuant to the provisions of this Mortgage.

         (c) Any additional loans made by Agent and/or the Lenders to the Mortgagor. It is contemplated that Agent and/or the Lenders may lend additional sums to the Mortgagor from time to time, but shall not be obligated to do so, and Mortgagor agrees that any such additional loans shall be secured by this Mortgage.

         (d) Payment of and performance of any and all present or future obligations of the Mortgagor according to the terms of any present or future interest rate or currency swap, rate cap, rate floor, rate collar, forward rate agreement or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between the Mortgagor and any Lender or an Affiliate of such Lender.

         (e) Payment of and performance of any and all present or future obligations of the Mortgagor according to the terms of any present or future swap agreements, cap, floor, collar, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or any option with respect to any such transaction now existing or hereafter entered into between the Mortgagor and any Lender or an Affiliate of such Lender.

         (f) Payment of and performance of any and all other indebtedness, obligations and liabilities of any kind of Mortgagor to the Agent and/or the Lenders, now or hereafter existing, arising directly between the Mortgagor, the Agent and/or the Lenders or acquired outright, as a participation, conditionally or as collateral security from another by the Lenders, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Lenders of the Mortgagor as a member of any partnership, syndicate, association or other group, and whether incurred by the Mortgagor as principal, surety, endorser, guarantor, accommodation party or otherwise.

         (g) Payment and performance of any and all judgements, decrees, awards and orders arising from or relating to any of the foregoing Sections 1.03(a) through (f).

         (h) Indebtedness shall not exceed at any one time the sum of $75,000,000, which shall constitute the maximum amount at any time secured hereby.

         Section 1.04 Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on attached Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to Hydrocarbons (minerals including oil and gas) or the accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein;
(iii) this Mortgage is to be filed or filed of record in the real estate records as a financing statement, and (iv) Mortgagor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

         Section 1.05 Pro Rata Benefit. This Mortgage is executed and granted for the pro rata benefit and security of the Agent, and the Lenders, and any and all future holders of an interest in the Indebtedness and the interest thereon for whatever period; it being understood and agreed that possession of any Note (or any replacements of said Note) at any time by Mortgagor shall not in any manner extinguish the Indebtedness, such Note or this Mortgage securing payment thereof, and the Mortgagor shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Indebtedness, the obligations under any of the Notes, or the security of this Mortgage.

         Section 1.06 Defined Terms. Any capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE II

                            Assignment of Production

         Section 2.01 Assignment. Mortgagor has absolutely and unconditionally assigned, transferred, and conveyed, and does hereby absolutely and unconditionally assign, transfer and convey unto Agent, for its benefit and the benefit of the Lenders and their successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements. The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of Agent, free and clear of all taxes, charges, costs, and expenses; and all such revenues and proceeds shall be paid directly to Agent, for its benefit and the benefit of the Lenders, with no duty or obligation of any party paying the same to inquire into the rights of Agent, for its benefit and the benefit of the Lenders, to receive the same, what application is made thereof, or as to any other matter. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Agent or any party in order to have said proceeds and revenues so paid to Agent. Agent is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Mortgagor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Indebtedness; and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor. All proceeds received by the Agent pursuant to this assignment shall be applied as provided in the other Loan Documents. The Agent shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but the Agent shall have the right, at its election, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Agent in order to collect such funds and to protect the interests of Agent, the Lenders and/or Mortgagor, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by Mortgagor. Mortgagor hereby appoints Agent as its attorney-in-fact to pursue any and all rights of Mortgagor to Liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Trustee and/or Agent in Section 1.01 (f) of this Mortgage, Mortgagor hereby further transfers and assigns to Agent, for its benefit and the benefit of the Lenders, any and all such Liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by said statutory provision, judicial decision or otherwise. The power of attorney granted to Agent in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

         Section 2.02 Rights Under Certain Lien Statutes. Mortgagor hereby grants, sells, assigns, sets over and mortgages unto Agent, for its benefit and the benefit of the Lenders, during the term hereof, all of Mortgagor's rights and interests pursuant to the provisions of Section 9.319 of the Texas UCC, and of the Oil and Gas Owners Lien Act, 52 O.S. Section 548.2 hereby vesting in Agent all of Mortgagor's rights as an interest owner to the continuing security interest in and Lien upon the Mortgaged Property.

         Section 2.03 No Modification of Payment Indebtedness. Nothing herein contained shall modify or otherwise alter the obligation of Mortgagor to make prompt payment of all principal and interest owing on the Indebtedness when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same; and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.

         Section 2.04 Payments to Mortgagor. Until such time as written demand has been made upon them by the Trustee or Agent that payment of the proceeds of runs be made directly to the Trustee or Agent, the purchasers or other persons obligated to make such payment shall continue to make payment to Mortgagor. Failure to notify shall not in any way waive the right of the Trustee or Agent to receive any payments not theretofore paid over to Mortgagor before the giving of written notice. In this regard, in the event payments are made directly to the Trustee, and then, at the request of the Trustee or Agent payments are, for a period or periods of time, paid to Mortgagor, the Trustee shall nevertheless have the right, effective upon written notice, to require that future payments be again made to it.

                                   ARTICLE III

                    Representations, Warranties and Covenants

         Mortgagor hereby represents, warrants and covenants as follows:

         Section 3.01 Title. To the extent of the undivided interests specified on attached Exhibit A, Mortgagor has good and marketable title to and is possessed of the Mortgaged Property. The Mortgaged Property is free of any and all Liens except Liens allowed by Section 9.02 of the Credit Agreement (the "Permitted Encumbrances").

         Section 3.02 Defend Title. This Mortgage is, and always will be kept, a direct first Lien and security interest upon the Mortgaged Property subject only to the Permitted Encumbrances. Mortgagor will not create or suffer to be created or permit to exist any Lien, security interest or charge prior or junior to or on a parity with the Lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than Permitted Encumbrances. Mortgagor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby so long as any of the Indebtedness hereby remains unpaid. Should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property which could reasonably be expected to have a Material Adverse Effect, Mortgagor agrees it will promptly defend against such adverse claim or take appropriate action to remove such cloud at Mortgagor's cost and expense, and Mortgagor further agrees that the Trustee and/or Agent may take such other action as they deem advisable to protect and preserve their interests and the interests of the Lenders in such Mortgaged Property, AND IN SUCH EVENT MORTGAGOR WILL INDEMNIFY THE TRUSTEE AND AGENT AGAINST ANY AND ALL COST, ATTORNEY'S FEES AND OTHER EXPENSES WHICH THEY MAY INCUR IN DEFENDING AGAINST ANY SUCH ADVERSE CLAIM OR TAKING ACTION TO REMOVE ANY SUCH CLOUD.

         Section 3.03 Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

         Section 3.04 Power to Create Lien and Security. The Mortgagor has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Mortgaged Property in the manner and form herein provided. No authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever is required in connection with the execution and delivery by Mortgagor of this Mortgage except to the extent the approval or consent of the Louisiana State Mineral Board or the Department of the Interior, United States of America or similar Governmental Authority, as the case may be, is required by applicable law or regulation to the transfer or assignment of an interest in any of the Mortgaged Property.

         Section 3.05 Revenue and Cost Bearing Interest. Mortgagor's ownership of the Hydrocarbon Property and the undivided interests therein as specified on attached Exhibit A will, after giving full effect to all Permitted Encumbrances, afford Mortgagor not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such Hydrocarbon Property specified on attached Exhibit A and will cause Mortgagor to bear not more than that portion (expressed as a fraction, percentage or decimal), specified on attached Exhibit A, of the costs of drilling, developing and operating the wells identified on Exhibit A.

         Section 3.06 Rentals Paid; Leases in Effect. Except as otherwise permitted by the Credit Agreement, all rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Hydrocarbon Property have been duly paid or provided for and all leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect.

         Section 3.07 Operation By Third Parties. In the event that all or any portions of the Mortgaged Property is comprised of interests in the Hydrocarbon Property which are not working interests or which are operated by a party or parties other than Mortgagor, then, with respect to such interests and properties, Mortgagor's covenants as expressed in this Article III are modified to require that Mortgagor use reasonable efforts consistent with usual and customary industry practice to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties.

         Section 3.08 Abandon, Sales. The Mortgagor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property except as permitted by the Credit Agreement.

         Section 3.09 Failure to Perform. The Mortgagor agrees that if the Mortgagor fails to perform any act or to take any action which the Mortgagor is required to perform or take hereunder or pay any money which the Mortgagor is required to pay hereunder, each of the Agent and the Trustee in the Mortgagor's name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Mortgagor to the Agent or the Trustee, as the case may be, and each of the Agent and the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Mortgagor to each of the Agent and the Trustee pursuant to this Mortgage shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at a rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Lender making such Loan and (y) the Post-Default Rate, and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

         Section 3.10 Operation of Mortgaged Property, Etc. Except as otherwise permitted by the Credit Agreement, Mortgagor will promptly pay and discharge all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Mortgagor's interests in the Mortgaged Property, and will do all other things necessary to keep unimpaired Mortgagor's rights with respect thereto and prevent any forfeiture thereof or default thereunder. Except as otherwise permitted by the Credit Agreement, the Mortgaged Property (and properties unitized therewith) has been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Property and other contracts and agreements forming a part of the Mortgaged Property; specifically in this connection, (i) after the Effective Date no Mortgaged Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Effective Date and (ii) none of the wells comprising a part of the Mortgaged Property (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Mortgaged Property (or, in the case of wells located on properties unitized therewith, such unitized properties). Except as otherwise permitted by the Credit Agreement, Mortgagor will operate the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in material compliance with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which the Mortgaged Property is situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Mortgaged Property and the production and sale of Hydrocarbons and other minerals there-from. Except as otherwise permitted by the Credit Agreement, Mortgagor will do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Property in accordance with the usual and customary practices of operators in the industry, including all to be done that may be appropriate to protect from diminution the productive capacity of the Mortgaged Property and each producing well thereon including, without limitation, cleaning out and reconditioning each well from time to time, plugging and completing at a different level each such well, drilling a substitute well to conform to changed spacing regulations and to protect the Mortgaged Property against drainage whenever and as often as is necessary.

                                   ARTICLE IV

                               Rights and Remedies

         Section 4.01 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Mortgage.

         Section 4.02 Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Agent shall have the right and option to proceed with foreclosure by directing the Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Deed of Trust Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Agent may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Deed of Trust Mortgaged Property is situated in more than one county, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Deed of Trust Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Deed of Trust Mortgaged Property is to be sold. Nothing contained in this Section 4.02 shall be construed so as to limit in any way the Trustee's rights to sell the Deed of Trust Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. After the occurrence and continuation of an Event of Default, Mortgagor hereby irrevocably appoints the Trustee to be the attorney of Mortgagor and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on the Trustee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Deed of Trust Mortgaged Property (Mortgagor hereby covenanting and agreeing to deliver to Trustee any portion of the Deed of Trust Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee may, at the election of the Trustee, contain a general warranty of title, binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other Persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, Agent may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.14 hereof) in lieu of cash payment.

         (b) If an Event of Default shall occur and be continuing, this Mortgage may be foreclosed as to the Other Mortgaged Properties, or any part thereof, in any manner permitted by applicable law. Cumulative of the foregoing and the other provisions of this Section 4.02, as to any portion of the Other Mortgaged Properties located in the State of Louisiana (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby), Agent may foreclose this Mortgage by executory process subject to, and on the terms and conditions required or permitted by, applicable law, and shall have the right to appoint a keeper of such Other Mortgaged Properties.

         Section 4.03 Substitute Trustees and Agents. The Trustee or his successor or substitute may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

         Section 4.04 Judicial Foreclosure; Receivership. If the Indebtedness shall become due and payable and shall not be promptly paid, the Trustee or Agent shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by the Trustee and/or Agent in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the Trustee and/or Agent and shall bear interest from the date of making such advance by the Trustee and/or Agent until paid at the Post-Default Rate.

         Section 4.05 Foreclosure for Installments. The Agent shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing the Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

         Section 4.06 Separate Sales The Mortgaged Property may be sold in one or more parcels and in such manner and order as Agent and the Lenders, in their sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

         Section 4.07 Possession of Mortgaged Property. Mortgagor agrees to the full extent that it lawfully may, that, upon the occurrence and continuation of any Event of Default, then, the Trustee or Agent shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude Mortgagor, its successors or assigns, and all Persons claiming under Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, the Trustee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of Mortgagor, in the name, place and stead of Mortgagor, or otherwise as the Trustee shall deem best. All costs, expenses and liabilities of every character incurred by the Trustee and/or Agent in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the Trustee and/or Agent and shall bear interest from date of expenditure until paid at the Post-Default Rate, all of which shall constitute a portion of the Indebtedness and shall be secured by this Mortgage and all other Security Instruments.

         Section 4.08 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other Person claiming any interest in the Mortgaged Property by, through or under Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

         Section 4.09 Remedies Cumulative, Concurrent and Nonexclusive. Every right, power and remedy herein given to the Trustee or Agent shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee, the Agent and/or the Lenders, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee, the Agent and/or the Lenders in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

         Section 4.10 No Release of Indebtedness. Neither Mortgagor, any guarantor nor any other Person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Mortgagor, or any guarantor or any other Person so obligated to foreclose the Lien of this Mortgage or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property or the release of any other property given by any Person to secure the Indebtedness; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Agent extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to Mortgagor, any guarantor or such other Person, and in such event Mortgagor, guarantor and all such other Persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Agent; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Credit Agreement.

         Section 4.11 Release of and Resort to Mortgaged Property. Agent may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior Lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any Person liable for the repayment of the Indebtedness. For payment of the Indebtedness, Agent and the Lenders may resort to any other security therefor held by Agent or Trustee in such order and manner as they may elect.

         Section 4.12 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by applicable law, Mortgagor hereby irrevocably and unconditionally waives and releases: (a) all benefits that might accrue to Mortgagor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Indebtedness or of Trustee's election to exercise or his actual exercise of any right, remedy or recourse provided for hereunder or under the Credit Agreement except as otherwise required by the Security Instruments; and (c) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. Provided, however, that if the laws of any state do not permit the redemption period to be waived, the redemption period is specifically reduced to the minimum amount of time allowable by statute, and specifically for any property located in the State of New Mexico, the redemption period hereunder shall be reduced to one month.

         Section 4.13 Discontinuance of Proceedings In case Agent and the Lenders shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, the Agent and the Lenders shall have the unqualified right so to do and, in such an event, Mortgagor, the Agent and the Lenders shall be restored to their former positions with respect to the Indebtedness, this Mortgage, the Credit Agreement, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Agent and the Lenders shall continue as if same had never been invoked.

         Section 4.14 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by the Trustee or Agent in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied as specified in the Credit Agreement.

         Section 4.15 Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if the Trustee or the Agent shall exercise any remedies under this Mortgage with respect to any portion of the Mortgaged Property (or Mortgagor shall transfer any Mortgaged Property "in lieu of" foreclosure), the Agent or the Trustee shall have the right to request that any operator of any Mortgaged Property which is either Mortgagor or any Affiliate of Mortgagor resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Mortgagor of any such request (or the first day that resignation is permitted under the applicable operating agreement, if longer), Mortgagor shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

         Section 4.16 INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY THE TRUSTEE, THE AGENT AND/OR THE LENDERS PURSUANT TO THIS MORTGAGE, THE TRUSTEE, THE AGENT, THE LENDERS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY DAMAGE SUSTAINED BY MORTGAGOR RESULTING FROM AN ASSERTION THAT ANY SUCH INDEMNIFIED PARTY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH DAMAGE WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH DAMAGE IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF AN INDEMNIFIED PARTY, NOR SHALL THE TRUSTEE, THE AGENT OR ANY LENDER BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF MORTGAGOR. MORTGAGOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS MORTGAGE OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER UNLESS SUCH DAMAGE IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF AN INDEMNIFIED PARTY; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 4.16 IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTY DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU

OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE). Should the Trustee, the Agent and/or the Lenders make any expenditure on account of any such liability or damage, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to such Person and shall bear interest from the date expended until paid at the Post-Default Rate, shall be a part of the Indebtedness and shall be secured by this Mortgage and any other Security Instrument. Mortgagor hereby assents to, ratifies and confirms any and all actions of the Trustee, the Agent and/or the Lenders with respect to the Mortgaged Property taken under this Mortgage. The liabilities of the Mortgagor as set forth in this Section 4.16 shall survive the termination of this Mortgage.

         Section 4.17 Power of Sale in Oklahoma. Any sale of any part of the Mortgaged Property located in the State of Oklahoma shall be made in conformity to the laws thereof, and it is agreed that the appraisement of any such properties is expressly waived or not waived at the option of the Agent, and any such option may be exercised prior to the time judgment is rendered in any foreclosure hereon. A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE AGENT TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE. The parties hereto are cognizant of and acknowledge the Oklahoma Power of Sale Mortgage Foreclosure Act which went into effect November 1, 1986. Notwithstanding any provision Article IV to the contrary, it is the intent of the parties that the provisions herein relating to the power of sale which are applicable to the Mortgaged Property located in the State of Oklahoma are subject to the provisions of the Oklahoma Power of Sale Mortgage Foreclosure Act. In addition, it is the intent of the parties that the power of sale granted herein may be exercised by the Agent pursuant to the terms and provisions of the Oklahoma Power of Sale Mortgage Foreclosure Act.

                                    ARTICLE V

                                   The Trustee

         Section 5.01 Duties, Rights, and Powers of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Mortgagor, or to see to the performance or observance by Mortgagor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Agent and/or the Lenders. The Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for Trustee's own willful misconduct or bad faith; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

         Section 5.02 Successor Trustee. The Trustee may resign by written notice addressed to Agent or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Agent. In case of the death, resignation or removal of the Trustee, a successor trustee may be appointed by Agent by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by Agent to Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Mortgage shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, Agent may appoint multiple trustees to serve in such capacity or in such jurisdictions as Agent may designate.

         Section 5.03 Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

                                   ARTICLE VI

                                  Miscellaneous

         Section 6.01 Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of the Trustee as herein provided, the general language of conveyance hereof to the Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Agent and the rights and authority granted to the Trustee herein may be enforced and asserted by Agent in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of Agent as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated. This Mortgage may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the Lien hereof and the purposes and agreements herein set forth.

         Section 6.02 Release of Lien. If all Indebtedness secured hereby shall be paid and the Credit Agreement terminated, Agent shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Mortgage shall remain and continue in full force and effect.

         Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee, the Agent and the Lenders in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

         Section 6.04 Successors and Assigns of Parties. The term "Lender" as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby. The terms used to designate Trustee, Agent and Mortgagor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

         Section 6.05 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding Lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced at Mortgagor's request, and the Lenders shall be subrogated to any and all rights, security interests and Liens owned by any owner or holder of such outstanding Liens, security interests, charges or encumbrances, irrespective of whether said Liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by the Lenders, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

         Section 6.06 Subrogation of Trustee. This Mortgage is made with full substitution and subrogation of the Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

         Section 6.07 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

         Section 6.08 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be given in accordance with the terms of the Credit Agreement or as required by applicable Governmental Requirement. Mortgagor hereby requests a copy of any notice of default or notice of sale under this Mortgage be provided to it in the manner provided by this Section 6.08.

         Section 6.09 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one jurisdiction, descriptions of only those portions of the Mortgaged Property located in the jurisdiction in which a particular counterpart is recorded shall be attached as Exhibit A thereto. An Exhibit A containing a description of all Mortgaged Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Texas in the Uniform Commercial Code Records. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

         SECTION 6.10 GOVERNING LAW. INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS MORTGAGE AND THE INDEBTEDNESS SHALL BE CONSTRUED UNDER AND GOVERNED

BY THE LAWS OF THE STATE OF TEXAS (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES); PROVIDED, HOWEVER, THAT, WITH RESPECT TO ANY PORTION OF THE MORTGAGED PROPERTY LOCATED OUTSIDE OF THE STATE OF TEXAS, THE LAWS OF THE PLACE IN WHICH SUCH PROPERTY IS LOCATED IN, OR OFFSHORE ADJACENT TO (AND STATE LAW MADE APPLICABLE AS A MATTER OF FEDERAL LAW), SHALL APPLY TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE MORTGAGED PROPERTY. THE MORTGAGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND EACH OTHER STATE WHERE THE MORTGAGED PROPERTY IS LOCATED AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS MORTGAGE, THE LOAN DOCUMENTS OR THE INDEBTEDNESS IN THE CASE OF A PROCEEDING IN ANY OF SUCH STATES, BY SERVING THE SECRETARY OF STATE OF SUCH STATE IN ACCORDANCE WITH ANY APPLICABLE PROVISIONS OF SUCH STATE'S LAW GOVERNING SERVICE OR PROCESS UPON FOREIGN CORPORATIONS OR ENTITIES.

         Section 6.11 Financing Statement; Fixture Filing. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas and all other substances of value which may be extracted from the ground) and accounts financed at the wellhead or minehead of wells or mines located on the properties subject to the Applicable UCC and is to be filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property is situated. In addition, the Mortgagor shall execute and deliver to the Agent, upon the Agent's request, any financing statements or amendments thereof or continuation statements thereto that the Agent may require to perfect a security interest in said items or types of property. The Mortgagor shall pay all costs of filing such instruments. In that regard, the following information is provided:

         Name of Debtor:            Queen Sand Resources, Inc.
         Address of Debtor and      3500 Oak Lawn Drive, Suite 380
         County of Residence        Dallas, Texas 75219
         (chief executive           Attention: Mr. Robert P. Lindsay
         offices):                  Facsimile: (214) 521-9960
                                    Telephone: (214) 521-9959


         Principal Place of
         Business of Debtor:        Same as above.
         Tax I.D. Number of
         Debtor:                    75-256-4071


         Name of Secured Party:     Bank of Montreal, as Agent
         Address of Secured         700 Louisiana, Suite 4400
         Party:                     Houston, Texas  77002

         Tax I.D. Number of
         Secured Party:             13-494-1092

         Owner of Record of
         Real Property:             Debtor

         SECTION 6.12 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS MORTGAGE; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS MORTGAGE; THAT IT HAS IN FACT READ THIS MORTGAGE AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS MORTGAGE AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS MORTGAGE; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS MORTGAGE RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS MORTGAGE ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         Section 6.13 No Paraph. Mortgagor acknowledges that no promissory note or other instrument has been presented to the undersigned Notary Public(s) to be paraphed for identification herewith.

                                   ARTICLE VII

                          Special Louisiana Provisions

         Section 7.01 Maximum Amount. Insofar as any portion of the Mortgaged Property situated in or offshore the State of Louisiana is concerned, or as to which the laws of the State of Louisiana would be applicable, the maximum amount of the Indebtedness that may be outstanding at any time and from time to time that this Mortgage secures is fixed at $75,000,000.00.

         Section 7.02 Keeper. The Agent shall have the right to appoint a keeper of the Mortgaged Property pursuant to the terms and provisions of La. R.S. 9:5131 et seq. and 9:5136 et seq.

         Section 7.03 Confession of Judgment. For purposes of executory process the Mortgagor acknowledges the Indebtedness secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon if not paid when due. Upon the occurrence of an Event of Default and any time thereafter so long as the same shall be continuing, and in addition to all other rights and remedies granted the Agent hereunder, it shall be lawful for and the Mortgagor hereby authorizes the Agent without making a demand or putting the Mortgagor in default, a putting in default being expressly waived, to cause all and singular the Mortgaged Property to be seized and sold after due process of law, the Mortgagor waiving the benefit of any and all laws or parts of laws relative to appraisement of Mortgaged Property seized and sold under executory process or other legal process, and consenting that the Mortgaged Property be sold without appraisement, either in its entirety or in lots or parcels, as the Agent may determine, to the highest bidder for cash or on such other terms as the plaintiff in such proceedings may direct. The Agent shall be granted all rights and remedies granted it hereunder as well as all rights and remedies granted to Agent under Louisiana law including the Uniform Commercial Code then in effect in Louisiana.

         Section 7.04   Waivers.  The Mortgagor hereby waives:

                        (a) The benefit of appraisement provided for in articles 2332, 2336, 2723 and 2724 of the
                                    Louisiana Code of Civil Procedure and all other laws conferring the same;

                        (b) The demand and three (3) days notice of demand as provided in articles 2629 and 2721 of the Louisiana Code of Civil Procedure;

                        (c) The notice of seizure provided by articles 2293 and 2721 of the Louisiana Code of Civil Procedure; and

                        (d) The three (3) days delay provided for in articles 2331 and 2722 of the Louisiana Code of Civil Procedure.

                                  ARTICLE VIII

                         Special Mississippi Provisions

         Section 8.01 Mortgaged Property. Any sale of any part of the Mortgaged Property located in the State of Mississippi shall be made after having published notice of the day, time, place and terms of sale in a newspaper published in the county in which the Mortgaged Property is situated for three consecutive weeks preceding the date of sale; and by posting one notice of such sale at the courthouse of the county in which the Mortgaged property is situated for said period of time. The Trustee shall have the power to select the county or judicial district in which the sale shall be made, newspaper advertisement published, and notice of sale posted in the event the Mortgaged Property is located in more than one county or in two judicial districts in the same county. The Trustee in said trust shall have the full power to fix the day, time, place and terms of sale and may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices in the conduct of the sale but in the name of and on behalf of the Trustee, his substitute or successor. In connection with the foregoing, Mortgagor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, recompiled and laws amendatory thereto, if any, as far as said section restricts the right of the Trustee to offer at sale more than 160 acres at one time and the Trustee may, in his discretion, offer the Mortgaged Property as a whole or in such part or parts as he may deem desirable regardless of the manner in which it may be described. Any sale made by the Trustee hereunder may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. Mortgagor also waives the provisions of Section 89-1-59 of the Mississippi Code of 1972, recompiled and laws amendatory thereto, insofar as said section allows the Mortgagor to reinstate an accelerated debt.

         THUS DONE AND PASSED, this 31st day of July, 1997, to be effective as of the 1st day of August, 1997 (the "Effective Date") before the undersigned Notary Public and witnesses.

Mortgagor:                          QUEEN SAND RESOURCES, INC.


                                    By: /s/  Robert P. Lindsay
                                        -----------------------------------
                                          Robert P. Lindsay
                                          Vice President



                                    By: /s/  Ronald Benn
                                        -----------------------------------
                                          Ronald Benn
                                          Vice President and Treasurer

WITNESSES:



------------------------------
Name:


------------------------------
Name:


                        --------------------------------
                                  Notary Public

THE STATE OF TEXAS    )
                      )
COUNTY  OF  HARRIS    )


                                   MISSISSIPPI

         Personally appeared before me, the undersigned authority in and for said county and state, on this 31st day of July, 1997, within my jurisdiction, the within named Robert P. Lindsay and Ronald Benn who acknowledged that they are the "Vice President" and "Vice President and Treasurer" of QUEEN SAND RESOURCES, INC., a Nevada corporation, and that for and on behalf of said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                   NEW MEXICO

         The foregoing instrument was acknowledged before me on July 31, 1997 by Robert P. Lindsay, Vice President, and Ronald Benn, Vice President and Treasurer, of QUEEN SAND RESOURCES, INC., a Nevada corporation, on behalf of such corporation.

                                    OKLAHOMA

         This instrument was acknowledged before me on July 31, 1997 by Robert
P. Lindsay, Vice President, and Ronald Benn, Vice President and Treasurer, of QUEEN SAND RESOURCES, INC., a Nevada corporation.

                                      TEXAS

         This instrument was acknowledged before me on July 31, 1997 by Robert
P. Lindsay, Vice President, and Ronald Benn, Vice President and Treasurer, of QUEEN SAND RESOURCES, INC., a Nevada corporation, on behalf of such corporation.



                         ________________________________
                         Notary Public in and for the
                         State of Texas

[SEAL]                   My commission expires:__________